                                                                    Exhibit 10.2
                      STOCK AND WARRANT ISSUANCE AGREEMENT


         THIS STOCK AND WARRANT ISSUANCE AGREEMENT (this "AGREEMENT") is made as of August 20, 1999 (the "EFFECTIVE DATE") by and between CHEMNAVIGATOR.COM, INC., a Delaware corporation (the "INVESTOR"), and TREGA BIOSCIENCES, INC., a Delaware corporation (the "COMPANY"), with reference to the following facts:

         A. Concurrently herewith, the Investor and the Company are entering into that certain Series B Convertible Preferred Stock and Warrants Purchase Agreement (the "INVESTOR AGREEMENT") with respect to the issuance to the Company of the following (collectively, the "INVESTOR SECURITIES"):

         (i)      1,176,666 shares of the Investor's Series B Preferred Stock;
                  and

         (ii) a warrant to acquire up to 294,167 shares of the Investor's Common Stock at a per share exercise price of $5.00.

         B. The execution and delivery of this Agreement by the parties, and the performance by the Company of the following obligations, constitutes a portion of the consideration for the Investor's issuance to the Company of the Investor Securities pursuant to the Investor Agreement:

         (x) the issuance to the Investor of 1,000,000 shares (the "COMPANY SHARES") of the Company's common stock, par value $0.001 per share (the "COMMON STOCK"); and

         (y) the issuance to the Investor of a warrant to acquire up to 294,167 shares of the Common Stock at a per share exercise price of $5.00 in substantially the form attached hereto as EXHIBIT A (the "COMPANY WARRANT"); PROVIDED, HOWEVER, that the issuance of the Company Warrant is contingent upon the Investor having a commercial website that includes the Company's compounds thereon by December 31, 1999 (the "WARRANT ISSUANCE CONDITION").

         NOW, THEREFORE, in respect of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:


                                   SECTION 1.

                             ISSUANCE OF SECURITIES

         1.1 COMPANY SHARES. Subject to the terms and conditions hereof, at the Closing (as defined in the Investor Agreement), the Company will issue and sell the Company Shares to the Investor, and the Investor will buy the Company Shares from the Company, as contemplated by, and for the consideration enumerated in, the Investor Agreement. At the Closing, the Company will deliver to the Investor a stock certificate, issued in the Investor's name, representing the Company Shares against payment to the Company of the Investor Securities as contemplated by the Investor Agreement.

         1.2 COMPANY WARRANT. Subject to the terms and conditions hereof, upon the satisfaction of the Warrant Issuance Condition (in the reasonable estimation of the Company), the Company will issue the Company Warrant to the Investor; PROVIDED, HOWEVER, that if the Warrant Issuance Condition is not satisfied on or before December 31, 1999, then the Company's obligations under this Section 1.2 (and with respect to the Company Warrant in all respects) shall terminate and be of no further force or effect.

         1.3 FURTHER ASSURANCES. The Company and the Investor hereby covenant and agree, without the necessity of any further consideration, to execute, acknowledge and deliver any and all such other documents and to take any such other action as may be reasonably necessary to carry out the intent and purposes of this Agreement.

                                   SECTION 2.

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to the Investor, as of the Effective Date, as follows:

         2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and corporate authority to own and operate its properties and assets, to carry on its business as now conducted, to enter into this Agreement, to sell the Company Shares, to issue the Company Warrant (and the shares of Common Stock underlying the Company Warrant) when required hereby (and by the Company Warrant), and to carry out the other transactions contemplated hereunder. The Company is qualified to transact business and is in good standing in each jurisdiction in which the failure to qualify would be reasonably likely to have a material adverse effect on the business, properties, financial condition or results of operations of the Company (a "MATERIAL ADVERSE EFFECT"). The Company has made available to the Investor true, correct and complete copies of the Company's Amended and Restated Certificate of Incorporation (the "RESTATED CERTIFICATE") and the Company's By-laws (the "BY-LAWS"), each in the form as is in effect on the Effective Date.

         2.2 AUTHORIZATION. All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Company Shares and the Company Warrant to be issued and sold hereunder (as well as the shares of Common Stock underlying the Company Warrant) has been taken or will be taken prior to the Closing. This Agreement has been duly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms (except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies). The execution, delivery and performance of this Agreement and compliance with the provisions hereof by the Company will not:

                   (a) violate any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body to which the Company or its material assets are subject, the violation of which would have a Material Adverse Effect.

                   (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under (i) any material agreement, document, instrument, contract, understanding, arrangement, note, indenture, mortgage or lease to which the Company is a party or under which the Company or any of its assets is bound or affected, (ii) the Restated Certificate or (iii) the By-laws; or

                   (c) result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company where the same would have a Material Adverse Effect.

         2.3 VALID ISSUANCE OF COMMON STOCK. When issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, the Company Shares (and the shares of Common Stock issuable upon an exercise of the Company Warrant, when issued pursuant to the terms of the Company Warrant) will be validly issued and outstanding, fully paid and nonassessable and not subject to any preemptive rights, rights of first refusal or other similar rights imposed by the Company.

         2.4 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the issuance and delivery to the Investor of the Company Shares or the Company Warrant (or the shares of Common Stock issuable upon an exercise of the Company Warrant), except those filings which the Company shall have effected prior to the Closing or shall thereafter effect in a timely manner.

         2.5      FINANCIAL STATEMENTS.

                   (a) The Company has made available to the Investor the Company's Annual Report on Form 10-K for the year ended December 31, 1998 (the "10-K") containing its audited financial statements (Balance Sheets, Statements of Operations, Statements of Stockholders' Equity and Statements of Cash Flow) at December 31, 1997 and 1998 and for the fiscal years then ended (the "AUDITED FINANCIAL STATEMENTS"). The Audited Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated and fairly present the financial condition and consistent operating results of the Company as of the dates, and for the periods, indicated therein.

                   (b) Since December 31, 1998, the Company has filed all required reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated therein) with the SEC (the "COMPANY SEC DOCUMENTS"). As of their respective dates (or if amended, then as of the date of the most recent amendment for each respective Company SEC Document), the Company SEC Documents complied in all material respects with the requirements of the Securities Act of 1993, as amended (the "SECURITIES ACT"), or the Securities Exchange Act of 1934, as amended (the "SECURITIES EXCHANGE ACT"), as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Documents, and no Company SEC Document when filed (or if amended, then as of the date of the most recent amendment for each respective Company SEC Document) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in Company SEC Documents complied as to form, as of their respective dates of filing with the SEC (or if amended, then as of the date of the most recent amendment for each respective Company SEC Document), in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared (as amended, if applicable) in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present (as amended, if applicable) the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

         2.6 OFFERING. Subject to the accuracy of the Investor's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Company Shares and the Company Warrant to be issued in conformity with the terms of this Agreement constitute transactions which are exempt from the registration requirements of the Securities Act and from all applicable state registration or qualification requirements, other than those with which the Company has complied or will comply.

         2.7 NASDAQ NATIONAL MARKET. Quotations for trading in shares of Common Stock are presently included in the National Market System of The Nasdaq Stock Market, Inc. ("NASDAQ") and the Company has not received any notice from Nasdaq with respect to any pending action or intent by Nasdaq to delist the Common Stock.

                                   SECTION 3.

                 REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

         The Investor hereby represents and warrants the following:

         3.1 AUTHORIZATION. All corporate action on the part of the Investor necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Investor hereunder has been taken or will be taken prior to the Closing. This Agreement has been duly executed and delivered by the Investor and constitutes a valid and legally binding obligation of the Investor, enforceable in accordance with its terms (except as such enforcement is limited by (i) bankruptcy, insolvency and similar laws affecting creditor rights and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies). No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Investor is required in connection with the consummation of the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any provision of the Investor's corporate charter or by-laws or any instrument, judgment, order, writ, decree or contract to which the Investor is a party or by which it is bound.

         3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. By the Investor's execution of this Agreement, the Investor hereby confirms that the Company Shares and the Company Warrant (and any shares of Common Stock issuable upon an exercise of the Company Warrant) will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Investor has no present intention of selling, granting any participation or otherwise distributing the Company Shares or the Company Warrant (or any shares of Common Stock issuable upon an exercise of the Company Warrant). By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant any participation to such person or to any third person, with respect to any of the Company Shares or the Company Warrant (or any shares of Common Stock issuable upon an exercise of the Company Warrant). The Investor represents that it has full power and authority to enter into this Agreement.

         3.3 DISCLOSURE OF INFORMATION. The Investor has received all the information from the Company and its management that the Investor considers necessary or appropriate for deciding whether to purchase the Company Shares and the Company Warrant hereunder (and any shares of Common Stock issuable upon an exercise of the Company Warrant). The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Company Shares and the

Company Warrant (and any shares of Common Stock issuable upon an exercise of the Company Warrant). The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement.

         3.4 INVESTMENT EXPERIENCE. The Investor has experience with investments in companies in the development stage and acknowledges that it is able to fend for itself and bear the economic risk of its investment. The Investor has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Company Shares and the Company Warrant hereunder (and any shares of Common Stock issuable upon an exercise of the Company Warrant). The Investor acknowledges that it has not been formed for the purpose of acquiring the Company Shares or the Company Warrant or otherwise making an investment in the Company.

         3.5 RESTRICTED SECURITIES. The Investor understands that the Company Shares and the Company Warrant (and any shares of Common Stock issuable upon an exercise of the Company Warrant), when issued, will be "RESTRICTED SECURITIES" (as defined in Rule 144 under the Securities Act ("RULE 144")) under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

         3.6 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, the Investor further represents, warrants and agrees that it will not make any disposition of all or any portion of the Company Shares or the Company Warrant (or any shares of Common Stock issuable upon an exercise of the Company Warrant) unless:

                  (a) There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                  (b) The disposition is made pursuant to Rule 144 or similar provisions of federal securities laws as in effect from time to time; or

                  (c) (i) The Investor shall have notified the Company of the proposed disposition; and (ii) if requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Securities Act.

         3.7 LEGENDS. It is understood that the certificates evidencing the Company Shares and the Company Warrant (and any shares of Common Stock issuable upon an exercise of the Company Warrant) will bear substantially the following legends:

                  (a) "These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel reasonably satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

                  (b) Any legend required by applicable state securities laws.

                                   SECTION 4.

                        CONDITIONS TO CLOSING OF INVESTOR

         The Investor's obligation to participate in a Closing, for purposes of this Agreement, is subject to the fulfillment as of the Closing of the following conditions:

         4.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company in Section 2 hereof shall be true and correct in all material respects as of the date of the Closing with the same force and effect as though such representations and warranties had been made on and as of such date.

         4.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement or the Investor Agreement to be performed or complied with by the Company on or prior to the Closing shall have been performed or complied with in all material respects.

         4.3 PROCEEDINGS. All proceedings to have been taken and all waivers and consents to be obtained in connection with the transactions contemplated by this Agreement, insofar as the Company is concerned, shall have been taken or obtained, and all documents incidental thereto shall be satisfactory to the Investor and its counsel, and the Investor and its counsel shall have received copies (executed or certified, as may be appropriate) of all documents which the Investor or its counsel may reasonably have requested in connection with such transactions.

         4.4 LEGAL OPINION. The Investor shall have received from the Company's counsel (which shall be reasonably satisfactory to the Investor) such counsel's opinion, addressed to the Investor and dated the date of the Closing, in substantially the form of EXHIBIT B hereto.

                                   SECTION 5.

                      CONDITIONS TO CLOSING OF THE COMPANY

         The Company's obligation to participate in the Closing, for purposes of this Agreement, is subject to the fulfillment as of the Closing of the following conditions:

         5.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Investor in Section 3 hereof shall be true and correct in all material respects as of the date of the Closing with the same force and effect as though such representations and warranties had been made on such date.

         5.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement or the Investor Agreement to be performed or complied with by the Investor on or prior to the Closing shall have been performed or complied with in all material respects.

                                   SECTION 6.

                          MUTUAL CONDITIONS OF CLOSING

         The obligations of each of the Investor and the Company to consummate the Closing, for purposes of this Agreement, are subject to the fulfillment as of the date of the Closing of the following conditions:

         6.1 CONSENTS. All consents, permits, approvals, qualifications and registrations to be obtained or effected with any governmental authority, including, without limitation, necessary blue sky law permits and qualifications required by any state for the offer and sale to the Investor of the Company Shares and the Company Warrant, shall have been obtained or effected.

         6.2 ABSENCE OF LITIGATION. There shall be no injunction, actions, suits, proceedings or investigations pending or currently threatened against the Company or the Investor which question the validity of this Agreement or the right of the Company or the Investor to enter into it, or to consummate the transactions contemplated hereby.

                                   SECTION 7.

                                 MISCELLANEOUS.

         7.1 SURVIVAL. The warranties and representations of the Company contained in this Agreement shall survive solely for a period of one year following the Closing (and any related indemnification obligations, to the extent not exercised within such one-year period, shall lapse promptly upon the termination of such one-year period). The representations and warranties of the Investor set forth in Section 3 hereof shall survive indefinitely until, by their respective terms, they are no longer operative.

         7.2 INDEMNIFICATION. Each party shall indemnify, defend and hold the other party and the other party's directors, officers, employees, agents and affiliates harmless from and against any and all liabilities, losses, costs or damages, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses), arising from, relating to, or connected with the untruth, inaccuracy or breach of any representations, warranties or covenants of the indemnifying party contained herein (if, in the instance of representations and warranties, the survival period (with reference to Section 7.1 above) has not lapsed prior to the making of any related claim for indemnification). The foregoing indemnification shall survive the termination of this Agreement for any reason.

         7.3 REMEDIES. In case any one or more of the covenants or agreements set forth in this Agreement shall have been breached by any party hereto, the party or parties entitled to the benefit of such covenants or agreements may proceed to protect and enforce their rights either by suit in equity or action at law, including, but not limited to, an action for damages as a result of any such breach or an action for specific performance of any such covenant or agreement contained in this Agreement. The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.

         7.4 SUCCESSORS AND ASSIGNS. This Agreement and the rights and duties of the parties set forth herein may not be assigned, in whole or in part, without the prior written consent of the other party. Notwithstanding the foregoing sentence, the Company may assign this Agreement, and the rights and the duties of the Company set forth herein, to an entity or person which purchases or otherwise acquires all or substantially all of its assets or voting securities, so long as the successor agrees in writing to be bound by all of the terms of this Agreement.

         7.5 ENTIRE AGREEMENT. This Agreement, the Investor Agreement and the other writings referred to herein or therein or delivered pursuant hereto or thereto and which form a part hereof or thereof contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings, whether written or oral, with respect thereto.

         7.6 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of

Delaware (without regard to the conflict of law principles thereof).

         7.7 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7.8 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         7.9 FINDER'S FEE. In respect of the transactions and arrangements contemplated hereby, (i) the Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the reasonable costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible and (ii) the Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder's fee (and the reasonable costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

         7.10 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived
(either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.

         7.11 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, in any jurisdiction, such provision shall be ineffective, as to such jurisdiction, and the balance of the Agreement shall be interpreted as if such provision were so excluded, without invalidating the remaining provisions of this Agreement; and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the Effective Date.

                         CHEMNAVIGATOR.COM, INC.


                         By:     /s/ JACK LIEF
                            ---------------------------------------
               Title:    CHIEF EXECUTIVE OFFICER


                         By:    /s/ RICHARD P. BURGOON, JR.
                            ---------------------------------------
               Title:    SECRETARY


                         TREGA BIOSCIENCES, INC.


                         By:   /s/ MICHAEL G. GREY
                            ---------------------------------------
               Title:    PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                    EXHIBIT A

                             Form of Company Warrant
                         Filed herewith as exhibit 10.4

                                   [attached]

                                    EXHIBIT B

                             Form of Closing Opinion
THIS EXHIBIT HAS BEEN OMITTED FROM THIS AGREEMENT AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THE OMITTED INFORMATION IS CONSIDERED IMMATERIAL FROM AN INVESTOR'S PERSPECTIVE. THE COMPANY WILL FURNISH SUPPLEMENTALLY A COPY OF THIS EXHIBIT TO THE SEC UPON REQUEST OF THE SEC.

                                   [attached]